UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 16, 2005

                              METRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)


         Delaware                  1-12351                41-1849591
(State or other jurisdiction     (Commission            (IRS Employer
       of incorporation)         File number)        Identification No.)


10900 Wayzata Boulevard, Minnetonka, Minnesota            55305
   (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code   (952) 525-5020

                                 Not Applicable
         (Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

Metris Companies Inc.'s wholly owned subsidiary, Metris Receivables, Inc., notified the administrative agent under its $1.2 billion conduit facility that effective February 16, 2005, it was electing to reduce the total commitments of the purchasers under the conduit facility to $1.0 billion.

The reduction was done for two reasons. First, management believes that the current size of the facility is no longer necessary to fund future maturities in the Metris Master Trust. Second, because management believes the size of the facility is no longer necessary, reducing the size will ultimately reduce future expense to Metris Companies Inc. This action continues Metris' stated intention of proactively reducing its existing cost structure during 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 METRIS COMPANIES INC.


Dated:  February 18, 2005        By:/s/David D. Wesselink
                                       David D. Wesselink
                                       Chairman and CEO